Exhibit 10.2

April 3, 1995
6-1162-MMF-077

United Airlines, Inc.
P.O. Box 66100
Chicago, IL 60666

Attention:  Mr. Jerry Pollock
            Senior Staff Specialist, Aircraft Purchasing


facsimile: (708) 952-5204


Subject:    [*CONFIDENTIAL MATERIAL OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND
             EXCHANGE COMMISSION PURSUANT TO A  REQUEST FOR
             CONFIDENTIAL TREATMENT]

Dear Jerry,
As discussed earlier today, the purpose of this letter is to obtain your concurrence in United's acknowledgment of potential excusable delay in regards to the production of the subject commercial.

United agrees that 1) [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] was requested by United and 2) should any damages resulting from negligence on the part of United, and/or any third party related to the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT] and such damages result in delay of delivery, United recognizes the delay as an excusable delay per Purchase Agreement No.
1663, article 6.

Please return a signed copy by facsimile to our office no later than April 5, 1995.


/s/ M. Monica Fix

Regional Director
Aircraft Contracts
(206) 237-4548
fax:  (206) 237-1706

Agreed to this 6th day of April 1995

By: /s/ Douglas A. Hacker

Its: Senior Vice President and Chief Financial Officer